UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 22, 2014 (Date of earliest event reported)
Boston Therapeutics, Inc. (Exact name of registrant as specified in its charter)

NH (State or other jurisdiction of incorporation)	000-54586 (Commission File Number)	27-0801073 (IRS Employer Identification Number)

1750 Elm Street, Suite 103, Manchester (Address of principal executive offices)		03101 (Zip Code)
603-935-9799 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 16, 2014, Boston Therapeutics, Inc. (the "Company") entered into a clinical trial agreement (the "Agreement") with Joslin Diabetes Center, Inc. ("Joslin") pursuant to which Joslin will serve as the lead clinic for a Phase III trial of the Company's BTI-320. The Company's Phase III trials will consist of randomized, placebo-controlled, double blind, multi-center, international tests at 10 centers across the United States, Singapore, Korea and Hong Kong. George King, MD, of Joslin will be the principal investigator of the study.

On September 22, 2014, the Company issued a press release announcing the execution of the Agreement, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Boston Therapeutics, Inc. dated September 22, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2014	BOSTON THERAPEUTICS, INC. By: /s/ anthony squeglia anthony squeglia chief financial officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Boston Therapeutics, Inc. dated September 22, 2014